1 ROTH Capital Partners 30th Annual Conference Monday, March 12, 2018

2 ROTH Capital Partners 30thAnnual Conference This presentation may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained herein speak only as of the date they are made and give our current expectations or forecasts of future events. These forward looking statements can be identified by the use of forward- looking words, such as "may," "could," "should," "estimate," "project," "forecast," "intend," "expect," "anticipate," "believe," "target," "plan" or other comparable words, or by discussions of strategy that may involve risks and uncertainties. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which could materially affect our business, financial condition or future results including, but not limited to, risks and uncertainties with respect to: the Company's leverage; liabilities imposed by the Company's debt instruments; market demand; competitive factors; supply constraints; material and energy costs; technology factors; litigation; government and regulatory actions; the Company's accounting policies; future trends; general economic and currency conditions; various conditions specific to the Company's business and industry; the spin-off from TriMas Corporation; risks inherent in the achievement of cost synergies and the timing thereof in connection with the Westfalia acquisition, including whether the acquisition will be accretive; the Company's ability to promptly and effectively integrate Westfalia; the performance and costs of integration of Westfalia; the Company's ability to successfully complete the acquisition of the Brink Group; the timing and amount of repurchases of the Company’s common stock, if any; and other risks that are discussed in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The risks described herein are not the only risks facing our Company. Additional risks and uncertainties not currently known to us or that we currently deemed to be immaterial also may materially adversely affect our business, financial position and results of operations or cash flows. We caution readers not to place undue reliance on such statements, which speak only as of the date hereof. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-Looking Statements

3 ROTH Capital Partners 30thAnnual Conference Non-GAAP Financial Measures Refer to Appendix, "Company and Business Segment Financial Information" which details certain costs, expenses, other charges, and gains or income, collectively described as ''Special Items", that are included in the determination of operating profit (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating profit (loss) and adjusted corporate expenses excluding these Special Items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating profit (loss) excluding these Special Items, to provide investors with a better understanding of the Company's view of the fourth quarter and full year results as compared to the Company's 2017 guidance and prior periods. We evaluate growth in our operations on both an as reported basis and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our growth, consistent with how we evaluate our performance. Constant currency revenue results are calculated by translating current period revenue in local currency using the prior period’s currency conversion rate. This non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under GAAP. Our use of this term may vary from the use of similarly-titled measures by other issuers due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. See Appendix, "Constant Currency Reconciliation". Refer to Appendix, "Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures", which details certain costs, expenses, other charges, and gains or income, collectively described as ''Special Items'' that are included in the determination of net income (loss) and earnings (loss) per share under GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted net income (loss) and adjusted diluted earnings (loss) per share excluding these Special Items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Refer to Appendix, "LTM Bank EBITDA as Defined in Credit Agreement", which reconciles net income (loss) to "Consolidated Bank EBITDA" as defined in our Credit Agreement dated June 30, 2015, as amended, for all periods presented.  We believe this reconciliation provides valuable supplemental information regarding our capital structure, consistent with how we evaluate our performance. Net leverage ratio is calculated by dividing "Total Consolidated Indebtedness" by "Consolidated Bank EBITDA". For the twelve month periods ended December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, "Total Consolidated Indebtedness" refers to the sum of "long-term debt" and "current maturities, long-term debt", with our Convertible Notes at their face value of $125 million and excluding certain credit facilities as defined in our Credit Agreement, less unrestricted domestic cash and 65% of unrestricted foreign cash. For the twelve month period ended December 31, 2016, "Total Consolidated Indebtedness" refers to the sum of "long-term debt" and "current maturities, long-term debt", excluding certain credit facilities as defined in our Credit Agreement, less unrestricted domestic cash and 65% of unrestricted foreign cash. Domestic and foreign unrestricted cash included in the calculation were $5.9 million and $15.4 million, respectively, as of December 31, 2017, $6.3 million and $9.2 million, respectively, as of September 30, 2017, $10.6 million and $18.8 million, respectively, as of June 30, 2017, $5.2 million and $16.3 million, respectively, as of March 31, 2017, and $30.0 million and $13.1 million, respectively, as of December 31, 2016. "Working Capital" defined as "total current assets" excluding "cash and cash equivalents" and "deferred income taxes", less "total current liabilities" excluding "current maturities, long-term debt". In this presentation, certain non-GAAP financial measures may be used. Except as otherwise disclosed herein, reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure may be found at the end of this presentation. Additional information is available at www.horizonglobal.com.

4 Company Overview Business Update and Targeted Action Plan Outlook and Creating Shareholder Value 12 20 5 5

5 ROTH Capital Partners 30thAnnual Conference OUR VISION: Empowering People to Live, Work, & Play Our global business is focused on top-quality towing and trailering products and solutions for commercial and recreational use: WORK Agricultural, automotive, construction, fleet, industrial marine, military, mining, and municipalities PLAY Power sports, equestrian, recreational vehicle, specialty automotive, and truck accessory

6 The Company’s mission is to utilize forward- thinking technology to develop and deliver best-in-class products for our customers, engage with our employees and realize value creation for our shareholders. WHO WE ARE Our Mission

7 ROTH Capital Partners 30thAnnual Conference Revenue Diversity/Balance The work/play split of our business is further balanced by our consolidated channel mix Westfalia complemented our global mix and we will become more diversified/balanced with the addition of the Brink Group Our geographic, channel, customer and manufacturing diversity brings a competitive advantage OES(1) Retail/ E-commerce(1) Aftermarket(1) OEM(1) Other

8 ROTH Capital Partners 30thAnnual Conference Macro Trends Big Data Recognition of Global Brands Growth in China & Latin America Work-related Applications #1 Recognized Brands in Numerous Markets Global Scale Industry Developments OE Global Vehicle Platforms Intelligent Vehicles/ CAFÉ Standards E-commerce Accelerating Leading IP Omni Channel Capabilities Global Reach and Scale Customer Evolution Customer/Competitor Balance Global Safety Work-Related Applications Lifestyle/Quality of Life Focus User Demanded Innovation Breadth of Products & Brands Customer Balance and Reach IP-led Product Development Our Competitive Landscape WELL-POSITIONED TO TAKE ADVANTAGE OF MARKET TRENDS Horizon Global’s Competitive Advantage Market Drivers

9 ROTH Capital Partners 30thAnnual Conference Global Footprint

10 ROTH Capital Partners 30th Annual Conference >> >> Broad Customer Base OE AFTERMARKET RETAIL/ECOMMERCE

11 ROTH Capital Partners 30thAnnual Conference Trailer Hitches & Towing Products U.S. Towing Products U.S. Towing Products Europe All Australia Agricultural and Industrial OEM U.S. Marine OEM U.S. Brake Controllers U.S. Globally Recognized Market-Leading Brands LocationCategoryBrand

12 Company Overview Business Update and Targeted Action Plan 12 20 5 Outlook and Creating Shareholder Value 12

ROTH Capital Partners 30th Annual Conference

HORIZON GLOBAL

2017 Performance

(Dollars in thousands, except per share amounts)

	Year-ended December 31,		% Change	2017 Guidance (provided with Q3 2017 earnings)	
	2017	2016		Low-end of	High-end of
Net Sales..........	$892,980	$649,200	37.6 %	$900,000	$915,000
Operating profit..........	34,760	6,300	451.7 %	38,200	44,200
Adjusted operating profit(1)..........	51,510	37,160	38.6 %	53,000	59,000
Diluted earnings (loss) per share attributable to Horizon Global(A)........	($0.14)	($0.66)	78.8 %	$0.50	$0.60
Adjusted diluted earnings per share attributable to Horizon Global(3) (A)	$0.98	$0.64	53.1 %	$1.04	$1.14
Operating Cash Flow..........	$14,160	$35,410	(60.0)%	$40,000	$50,000

- Decline in operating cash flow driven by increase in year-end working capital level
- No structural change in historical cash generation profile

2017 PERFORMANCE REFLECTS CHALLENGES & ACHIEVEMENTS

(A) Diluted earnings per share attributable to Horizon Global guidance for 2017 did not anticipate nor include the negative impact of the Tax Cuts and Jobs Act of 2017 of $0.48

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ROTH Capital Partners 30th Annual Conference

Americas

CHALLENGES
Manufacturing inefficiency impacting Reynosa performance
Launch issues at new Kansas City distribution center
Retail customers reduced inventory in Q4
Increased China sourcing costs (material and currency) in Q3 and Q4

ACTIONS TO RESTORE PERFORMANCE	
Leadership changes implemented; intensify execution focus	
President	✓
VP of operations	✓
Reynosa operations leadership	✓
Manufacturing consultant hired	✓
Realign sales organization by channel and customer	✓
Kansas City distribution center efficiency	Q1➔Q3
Non-manufacturing facility closures (2 sites); workforce reduction	Q1➔Q3
De-layer organization and complete Americas integration	Q2➔Q4

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15 ROTH Capital Partners 30thAnnual Conference Europe-Africa Delayed Witter production shutdown to protect customers; reduced savings Start-up inefficiencies in Romania Delayed price actions to offset material cost increases (aftermarket) Weak profitability opportunity in Nordics Economic weakness in South Africa Continue production shift to low-cost facilities (increase from ~20% to 25%+) Romania South Africa Consolidate price management in Netherlands Reduce European logistics costs Turn profit in loss-generating geographies (Generated $2.0M loss in 2017) UK Nordics Execute 2018 synergy plan CHALLENGES ACTIONS TO CONTINUE GEOGRAPHICAL INTEGRATION

16 ROTH Capital Partners 30thAnnual Conference 2017 Performance Horizon Global Americas Europe- Africa Asia- Pacific Increased sales by 38% Expanded OE business; sales up 78% Drove increase in e-commerce; sales up 10% Developed innovative products; fifth-wheel, weight distribution and detachable/deployable hitches Earned new OE programs with $35M annual run rate Sold non-core Broom and Brush product line for $1M gain Achieved segment profitability; driven by Westfalia contribution Exceeded 2017 synergy target; delivered €9.5M Commenced production shift to low-cost countries; ~20% of volume Exceeded all financial objectives for 2017 Best Bars added $11M in sales; exceeded synergy and profitability targets Increased industrial sales; up 125% Drove efficiency initiatives in Thailand; 73% labor productivity ACHIEVEMENTS

ROTH Capital Partners 30th Annual Conference

Two-Year Overview (2016 & 2017)


Net Sales
$ in millions
55% improvement
$575.5
$649.2
$893.0
2015
2016
2017


Adjusted Operating Profit(1)
$ in millions
71% improvement
$30.1
$37.2
$51.5
2015
2016
2017

Acquisition Integration

Exceeded year 1 commitment on Westfalia synergies with €9.5M
Best Bars realized synergies ahead of target

Leverage

Strong cash-flow dynamics
~Flat leverage with YE 2015 with Westfalia
Effective interest rate declined 400 bps

Facilities Exited

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18 ROTH Capital Partners 30thAnnual Conference Westfalia Synergies Facility Consolidation €1.4M Sourcing and Supply Chain €1.6M Organization €1.2M Productivity €3.5M Commercial €1.8M 2017 ON TRACK FOR €25M - €27M TOTAL SYNERGIES BY YEAR-END 2019 2017 synergy target €9.0M 2017 synergies achieved €9.5M 2018 target remaining €8.5M Cumulative target - YE 2018 €18.0M

ROTH Capital Partners 30th Annual Conference

Brink - A Compelling Strategic Transaction

Operational

- Strengthens global market position
- Increases operating leverage and lowers manufacturing cost
- Increases exposure to higher margin sales channels (OEM, IAM and direct)
- Adds advanced e-commerce platform
- Successful existing product lines eliminate planned R&D expenditure
- Deepens management expertise and bench

Financial

- Purchase price: €169M
  - Margin accretive before synergies
  - ~6x adjusted EBITDA (including expected synergies)
- Expected synergies of €10M - €12M
  - >50% of acquired EBITDA
  - All synergies incremental to Westfalia plan
- De-levers to 3s in 2019 and 2s in 2020
- Moody's and S&P maintained existing corporate credit rating of B2/B

Next Steps

Expected close in Q2 2018

- Awaiting regulatory approval
- Other customary closing conditions
- Purchase agreement does not contain absolute "walk-away" rights

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20 Company Overview Business Update and Targeted Action Plan 12 5 Outlook and Creating Shareholder Value 20 20

21 ROTH Capital Partners 30thAnnual Conference 2018 Performance Commitment 2018 Guidance Overview Long-term Strategic Goals 3-5% organic growth in constant currency Sales Grow faster than sales Adjusted Operating Profit Grow faster than sales Adjusted Diluted EPS 3-5% organic growth Sales 10% Operating Profit Leverage in the 2s Capital Structure Returning to normal levels in 2018 Operating Cash Flow (Excludes the impact of results of Brink acquisition) Challenges in Q4 2017 will continue to impact Q1 2018 Reynosa manufacturing productivity; Kansas City distribution center We are confident that our action plan will begin to generate financial benefit in Q2 and beyond

22 ROTH Capital Partners 30thAnnual Conference Broad Product Portfolio Long-Term Relationships with Diverse Customer Base Global Scale Positioned for Growth and Margin Enhancement Focus on Cash Flow Acquisition Strategy Diverse portfolio supported by customer recognition of leading brands Complete solutions for towing, trailering and cargo management needs; over 1,000 patents Multiple channels to reach end users Global partnerships provide stability to revenue base; mitigates cyclicality Customer relationships are well-established, many exceeding 20 years Global footprint supports regional demand fulfillment with manufacturing operations and facilities in 21 countries Positioned to serve higher-growth emerging markets Multiple avenues for top-line growth Targeted Action Plan focused on the Americas and Europe-Africa Horizon Business System early in rollout Cash flow generation expected to return to normal business cycle in 2018 Operating cash flow supports de-leveraging Westfalia established Horizon as a leader in towing and trailering in Europe Definitive agreement to acquire the Brink Group brings added scale, new OES customers, manufacturing expertise, bolsters European presence

23 ROTH Capital Partners 30th Annual Conference Q&A